Supplement to Mainsail
                        Supplement dated August 31, 2004
                         to Prospectus dated May 1, 1998

             The disclosure set forth below replaces the information
               found in the prospectus and any prior supplements.

Effective September 1, 2004, Safeco Life Insurance Company changed its name to Symetra Life Insurance Company and Safeco Securities, Inc. changed its name to Symetra Securities, Inc. Accordingly, all references to "Safeco Life Insurance Company" and "Safeco Securities, Inc." should be replaced with references to "Symetra Life Insurance Company" and "Symetra Securities, Inc." respectively. This name change may be subject to state regulatory approval, and your state may not have approved the name change as of September 1, 2004. See your contract or contact us for more information.


The section titled INSURANCE COMPANY on Page 12 is replaced by the following:

INSURANCE COMPANY

Symetra Life Insurance Company was incorporated as a stock life insurance company under Washington law on January 23, 1957 under the name Safeco Life Insurance Company. On September 1, 2004, Safeco Life Insurance Company changed its name to Symetra Life Insurance Company. We provide individual and group life, accident and health insurance, and annuity products and are licensed to do business in the District of Columbia and all states except New York.

On or about August 2, 2004, Symetra Financial Corporation, (formerly Occum Acquisition Corp.) a holding company formed by a group of investors led by White Mountains Insurance Group, Ltd. and Berkshire Hathaway Inc., became the owner of Safeco Life. This change of ownership will have no effect on your rights as a contract owner.

                             Supplement to Mainsail
                       Statement of Additional Information
                        Supplement dated August 31, 2004
                            to SAI dated May 1, 1998

             The disclosure set forth below replaces the information found in the statement of additional information and any prior supplements.


Effective September 1, 2004, Safeco Life Insurance Company changed its name to Symetra Life Insurance Company and Safeco Securities, Inc. changed its name to Symetra Securities, Inc. Accordingly, all references to "Safeco Life Insurance Company" and "Safeco Securities, Inc." should be replaced with references to "Symetra Life Insurance Company" and "Symetra Securities, Inc." respectively.


The first paragraph of the section titled DISTRIBUTION OF THE CONTRACTS on Page 2 is replaced by the following:

                          DISTRIBUTION OF THE CONTRACTS

The contracts are offered on a continuous basis exclusively through broker-dealers who have entered into selling agreements with Symetra Securities, Inc. (formerly Safeco Securities, Inc.). As of August 2, 2004, Symetra Securities, Inc. and Symetra Life Insurance Company (formerly Safeco Life Insurance Company) are wholly owned subsidiaries of Symetra Financial Corporation, a holding company whose subsidiaries are engaged primarily in insurance and financial services businesses.